Exhibit 99.1

Use of Non-GAAP Financial Measures

The Company believes that the non-GAAP financial measures included in this Exhibit 99.1 provide useful and supplementary information to investors regarding the Company’s operating performance. It is management’s belief that these non-GAAP financial measures would be particularly useful to investors to provide information regarding the impact of the disposition of the JK Lasers business, and with respect to organic revenue, the impact of recent acquisitions, on the Company, to facilitate the comparability of its results and investors’ ability to analyze the underlying trends of the business from period to period.

Non-GAAP financial measures should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. They are limited in value because they exclude charges that have a material effect on the Company’s reported results and, therefore, should not be relied upon as the sole financial measures to evaluate the Company’s financial results. The non-GAAP financial measures are meant to supplement, and to be viewed in conjunction with, GAAP financial measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables in this Exhibit 99.1.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands of U.S. dollars)

(Unaudited)

Adjusted Revenue by Segment (Non-GAAP):

	Three Months Ended	Twelve Months Ended	Three Months Ended
	April 3, 2015	December 31, 2014	December 31, 2014	September 26, 2014	June 27, 2014	March 28, 2014
Laser Products
Revenue (GAAP)	$44,955	$177,726	$46,232	$45,806	$43,828	$41,860
JK Lasers divestiture	(5,678)	(22,425)	(6,132)	(5,908)	(5,330)	(5,055)
Acquisition fair value adjustments	—	—	—	—	—	—

Adjusted Revenue	$39,277	$155,301	$40,100	$39,898	$38,498	$36,805

Medical Technologies
Revenue (GAAP)	$31,111	$122,187	$32,349	$32,680	$34,791	$22,367
Acquisition fair value adjustments	43	220	49	51	56	64

Adjusted Revenue	$31,154	$122,407	$32,398	$32,731	$34,847	$22,431

Precision Motion
Revenue (GAAP)	$18,548	$64,793	$15,431	$16,170	$18,286	$14,906
Acquisition fair value adjustments	—	—	—	—	—	—

Adjusted Revenue	$18,548	$64,793	$15,431	$16,170	$18,286	$14,906

GSI Group Inc.
Revenue (GAAP)	$94,614	$364,706	$94,012	$94,656	$96,905	$79,133
JK Lasers divestiture	(5,678)	(22,425)	(6,132)	(5,908)	(5,330)	(5,055)
Acquisition fair value adjustments	43	220	49	51	56	64

Adjusted Revenue	$88,979	$342,501	$87,929	$88,799	$91,631	$74,142

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands of U.S. dollars)

(Unaudited)

Adjusted Gross Profit by Segment (Non-GAAP):

	Three Months Ended	Twelve Months Ended	Three Months Ended
	April 3, 2015	December 31, 2014	December 31, 2014	September 26, 2014	June 27, 2014	March 28, 2014
Laser Products
Gross profit (GAAP)	$19,375	$74,224	$19,787	$20,269	$17,155	$17,013
JK Lasers divestiture	(1,637)	(6,478)	(1,863)	(1,856)	(1,371)	(1,388)
Amortization of intangible assets	516	2,064	516	516	516	516
Acquisition fair value adjustments	—	—	—	—	—	—

Adjusted Gross Profit	$18,254	$69,810	$18,440	$18,929	$16,300	$16,141

Gross profit margin (GAAP)	43.1%	41.8%	42.8%	44.2%	39.1%	40.6%
Adjusted Gross Profit Margin	46.5%	45.0%	46.0%	47.4%	42.3%	43.9%

Medical Technologies
Gross profit (GAAP)	$12,513	$48,678	$13,006	$12,945	$13,838	$8,889
Amortization of intangible assets	547	3,287	900	900	900	587
Acquisition fair value adjustments	43	596	52	51	328	165

Adjusted Gross Profit	$13,103	$52,561	$13,958	$13,896	$15,066	$9,641

Gross profit margin (GAAP)	40.2%	39.8%	40.2%	39.6%	39.8%	39.7%
Adjusted Gross Profit Margin	42.1%	43.0%	43.1%	42.5%	43.2%	43.0%

Precision Motion
Gross profit (GAAP)	$8,465	$28,333	$7,192	$6,776	$7,949	$6,416
Amortization of intangible assets	56	792	198	198	198	198
Acquisition fair value adjustments	—	—	—	—	—	—

Adjusted Gross Profit	$8,521	$29,125	$7,390	$6,974	$8,147	$6,614

Gross profit margin (GAAP)	45.6%	43.7%	46.6%	41.9%	43.5%	43.0%
Adjusted Gross Profit Margin	45.9%	45.0%	47.9%	43.1%	44.6%	44.4%

Corporate, Shared Services and Unallocated
Gross profit (GAAP)	$(347)	$(1,068)	$(257)	$(307)	$(291)	$(213)
Amortization of intangible assets	—	—	—	—	—	—
Acquisition fair value adjustments	—	—	—	—	—	—

Adjusted Gross Profit	$(347)	$(1,068)	$(257)	$(307)	$(291)	$(213)

GSI Group Inc.
Gross profit (GAAP)	$40,006	$150,167	$39,728	$39,683	$38,651	$32,105
JK Lasers divestiture	(1,637)	(6,478)	(1,863)	(1,856)	(1,371)	(1,388)
Amortization of intangible assets	1,119	6,143	1,614	1,614	1,614	1,301
Acquisition fair value adjustments	43	596	52	51	328	165

Adjusted Gross Profit	$39,531	$150,428	$39,531	$39,492	$39,222	$32,183

Gross profit margin (GAAP)	42.3%	41.2%	42.2%	41.9%	39.9%	40.6%
Adjusted Gross Profit Margin	44.4%	43.9%	45.0%	44.5%	42.8%	43.4%

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands of U.S. dollars)

(Unaudited)

Organic Revenue Growth (Non-GAAP):

Three Months Ended April 3, 2015
Reported growth (GAAP)	19.6%
Less: Change attributable to acquisitions & divestitures	(16.8)%
Plus: Change due to foreign currency	5.2%

Organic growth (Non-GAAP)	8.0%

Non-GAAP Financial Measures

Adjusted Revenue

Adjusted Revenue excludes the JK Lasers business to only show the results of ongoing operations of the Company. As the JK Lasers business was sold in April 2015, the future results of the Company will no longer include revenues from this business. We excluded JK Lasers sales from Adjusted Revenue because divestiture activities can vary between reporting periods and between us and our peers, which we believe makes comparisons of long-term performance trends difficult for management and investors, and could result in overstating or understating to our investors the performance of our operations. Additionally, we include estimated revenue from contracts acquired with business acquisitions that will not be fully recognized due to business combination accounting rules. Because GAAP accounting rules require the elimination of this revenue, GAAP results alone do not fully capture all of our economic activities. These non-GAAP adjustments are intended to reflect the full amount of such revenue.

Organic Revenue Growth

We define the term “organic revenue” as revenue excluding the impact from business acquisitions, divestitures, and the effect of foreign currency translation. We use the related term “organic revenue growth” to refer to the measure of comparing current period organic revenue with the corresponding period of the prior year. We believe that this non-GAAP measure, when taken together with our GAAP financial measures, allows us and our investors to better measure our performance and evaluate long-term performance trends. Organic revenue growth also provides for easier comparisons of our performance with prior and future periods and relative comparisons to our peers. We exclude the effect of foreign currency translation from these measures because foreign currency translation is subject to volatility and can obscure underlying trends. We exclude the effect of acquisitions and divestitures because acquisition and divestiture activities can vary dramatically between reporting periods and between us and our peers, which we believe makes comparisons of long-term performance trends difficult for management and investors, and could result in overstating or understating to our investors the performance of our operations.

Adjusted Gross Profit and Adjusted Gross Profit Margin

The calculation of Adjusted Gross Profit and Adjusted Gross Profit Margin is displayed in the tables above. Adjusted Gross Profit and Adjusted Gross Profit Margin exclude the JK Lasers business to only show the results of ongoing operations, as the JK Lasers business was sold in April 2015. In addition, Adjusted Gross Profit and Adjusted Gross Profit Margin excludes the amortization of acquired intangible assets and revenue fair value adjustments from business acquisitions because: (1) the amounts are non-cash; (2) the Company cannot influence the timing and amount of future expense recognition; and (3) excluding such expenses provides investors and management better visibility into the components of operating expenses.

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